UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

Ares Industrial Real Estate Income Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56032	47-1592886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tabor Center,

1200 Seventeenth Street, Suite 2900

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 30, 2022, Ares Industrial Real Estate Income Trust Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 284,553,085 shares of common stock issued and outstanding as of the close of business on April 8, 2022, the record date for the Annual Meeting, that were eligible to vote, 144,000,920 shares of common stock (approximately 51%) were present or represented by proxy at the Annual Meeting. At the Annual Meeting, the Company’s stockholders approved the proposals described below. The voting results with respect to each proposal are as follows:

Proposal No. 1. The stockholders approved the election of each of the seven directors to serve on the board of directors of the Company until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualify:

X
Name	For	Withheld
Evan H. Zucker	102,861,756	2,896,876
Rajat Dhanda	102,727,219	3,031,413
Dwight L. Merriman III	102,906,923	2,851,709
Marshall M. Burton	103,004,097	2,754,535
Charles B. Duke	102,912,265	2,846,367
Stanley A. Moore	102,719,360	3,039,272
John S. Hagestad	102,646,654	3,111,978

With respect to this proposal, the Company received 38,242,288 broker non-votes for each of the seven director nominees. Broker non-votes are counted as present for purposes of determining a quorum but do not count as votes cast for or withheld from a director nominee. A broker non-vote occurs when a broker holding shares of the Company’s common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker non-vote is not an indication of how the beneficial owner would have voted; it simply means that the beneficial owner did not instruct the broker as to how to vote his or her shares.

Proposal No. 2. The stockholders approved the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Abstain
140,273,277	833,023	2,894,620

The Company did not receive any broker non-votes for this proposal because the brokers had discretionary voting power with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARES INDUSTRIAL REAL ESTATE INCOME TRUST INC.

July 6, 2022	By:	/s/ SCOTT A. SEAGER
Name: Scott A. Seager
Title: Principal, Chief Financial Officer and Treasurer

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